Deferred Revenue	12 Months Ended
Dec. 31, 2017
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Deferred Revenue
13.	Deferred Revenue

Deferred revenue is as follows:

Balance per December 31 (euros in thousands)	2017	2016
Deferred revenue—current portion	6,996	1,610
Deferred revenue	130,195	30,206

	137,191	31,816

Of the total deferred revenue balance at December 31, 2017, €137.0 million was related to the Incyte Agreements while €0.2 million related to the ONO research and license agreement. Of the total deferred revenue balance at December 31, 2016, €31.4 million was related to the Incyte Agreements while €0.4 million related to the ONO research and license agreement.

On April 8, 2014, the Company entered into a research and license agreement with ONO pursuant to which the Company received a non-refundable upfront payment of €1.0 million. This upfront payment is being amortized on a straight-line basis over the research term period which is estimated to be 4.5 years. The Company is eligible to receive milestone payments upon achievement of specified research and clinical development milestones. For products commercialized under this agreement, if any, the Company is also eligible to receive a mid-single digit royalty on net sales. ONO provides funding for the Company’s research and development activities under an agreed-upon plan. Subject to certain conditions, ONO has the right to terminate this agreement at any time for any reason, with or without cause.

On December 20, 2016, the Company entered into a collaboration and license agreement (the “collaboration and license agreement”) and a share subscription agreement (the “share subscription agreement”) with Incyte (together, the “Incyte Agreements”). Under the collaboration and license agreement, Incyte agreed to pay the Company a $120 million non-refundable upfront payment, and under the share subscription agreement, Incyte agreed to purchase 3.2 million common shares of the Company at price per share of $25, for an aggregate purchase price of $80 million. In January 2017, the Company completed the sale of its common shares under the subscription agreement and received the $80 million aggregate purchase price. In February, 2017, the Company received the $120 million non-refundable upfront payment. As discussed in Note 9, the Company accounted for the forward to sell its own shares as a derivative financial asset. Both the upfront license payment and the derivative financial asset are recognized as deferred revenue being amortized as revenue over the period of continuing involvement, which is estimated to be 21 years.

The parties have agreed to collaborate on the development and commercialization of up to 11 bispecific antibody programs. For one current preclinical program, the Company will retain all rights to develop and commercialize approved products in the United States, and Incyte will develop and commercialize approved products arising from the program outside the United States. Following any regulatory approval of a product candidate for this particular preclinical program, each company has agreed to pay the other tiered royalties ranging from 6% to 10% on net sales of products in their respective territories.

The Company also has the option to co-fund development of product candidates arising from two other programs. For any program for which the Company exercises its co-development option, the Company would be responsible for 35% of global development costs in exchange for a 50% share of U.S. profits and losses and tiered royalties ranging from 6% to 10% on ex-U.S. sales by Incyte for these programs. The Company also has the right to elect to provide up to 50% of detailing activities for product candidates arising from one of these programs in the United States.

For each of the other up to eight programs, Incyte has agreed to independently fund all development and commercialization activities. For these programs, the Company will be eligible to receive potential development, regulatory and sales milestone payments of up to $350 million per program, which could result in an aggregate milestone opportunity of approximately $2.8 billion if all development, regulatory and sales milestones are achieved across all such eight other programs in all territories. The Company will also be eligible to receive tiered royalties ranging from 6% to 10% on global sales of any approved products under these eight programs. The Company will retain rights to three of its clinical candidates (MCLA-128, MCLA-117 and MCLA-158), as well as its technology platform and existing and future preclinical programs based on the Company’s platform that are outside the scope of the agreement.